UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 19, 2007 (Date of earliest event reported)
Huttig Building Products, Inc. (Exact name of registrant as specified in its charter)

MO (State or other jurisdiction of incorporation)	001-14982 (Commission File Number)	43-0334550 (IRS Employer Identification Number)

555 Maryville University Drive, Suite 240 (Address of principal executive offices)		63141 (Zip Code)
314-216-2600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 19, 2007, Huttig Building Products, Inc. issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

            99.1       Press Release of Huttig Building Products, Inc. dated April 19, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007	HUTTIG BUILDING PRODUCTS, INC. By: /s/ David L. Fleisher David L. Fleisher Vice President, Chief Financial Officer & Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Huttig Building Products, Inc. dated April 19, 2007